TRIBUTARY FUNDS, INC.
Supplement dated May 30, 2018 to the
Statement of Additional Information ("SAI") dated August 1, 2017

On May 14, 2018, the Board of Directors of Tributary Funds, Inc. (the "Funds" or the "Company") appointed Donna Walsh as a Director. Mr. John J. McCartney, an Independent Director of the Company, announced his retirement as a Director on May 14, 2018, with such retirement to be effective on June 30, 2018. Mr. McCartney has been replaced as Lead Independent Director by David F. Larrabee, effective on June 30, 2018.
Accordingly, the Chart on page 26 of the SAI under the heading "Directors and Officers" is replaced with the following:
Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Independent Directors
Robert A. Reed 1620 Dodge Street Omaha, NE 68197 Age: 78	Director; Chairman, Corporate Governance and Nominations Committee	Indefinite; Since 1994	Retired. President and Chief Executive Officer, Physicians Mutual Insurance Company and Physicians Life Insurance Company (1974 to December 2014).	7	None.
Gary D. Parker 1620 Dodge Street Omaha, NE 68197 Age: 73	Director; Chairman, Audit Committee	Indefinite; Since 2005	Retired since 2000.	7	None.
David F. Larrabee 1620 Dodge Street Omaha, NE 68197 Age: 58	Lead Independent Director	Indefinite; Since 2016	Retired since 2012. Senior Vice President, Intermediary Sales, American Century Investments, Inc. and President and CEO, American Century Investment Services, Inc. (broker/dealer subsidiary) (2009 to May 2012); prior to 2009, Mr. Larrabee held various senior positions with American Century Investments, Inc.	7	None.
Donna Walsh 1620 Dodge Street Omaha, NE 68197 Age: 54	Director	Indefinite; Since 2018	Special Advisor at Panorama Point Partners, since 2018; Advisor at Tenaska Capital Management (2008 to 2017); Co-Founder and Managing Director, Odin Capital Group (1999 to 2016).	7	None.
Interested Directors*
Stephen C. Wade 1620 Dodge Street Omaha, NE 68197 Age: 53	Director, Chairman of the Board and President	Indefinite; Since 2016	Senior Vice President - Investment Services, First National Bank of Omaha (December 2013 to present); Managing Director – Institutional Trust, First National Bank of Omaha (February 2011 to December 2013).	7	Director, First National Capital Markets, Inc.
Brittany A. Fahrenkrog 1620 Dodge Street Omaha, NE 68197 Age: 40	Director and Senior Vice President	Indefinite; Since 2016	Director, Client Services, Tributary Capital Management, LLC (since May 2010).	7	None.

* As defined in the 1940 Act, Mr. Wade is an "interested" Director because he is an officer of First National Bank of Omaha, the parent of the Funds' investment adviser, and an owner of securities issued by First National of Nebraska, Inc, and Ms. Fahrenkrog is an "interested" Director because she is an employee of Tributary Capital Management LLC, the Funds' investment adviser, and an officer of First National Bank of Omaha.

On Page 27 of the SAI, the description of the experiences, qualifications, and skills of each of the Directors which led to the conclusion that they should serve as such is replaced with the following:

Robert A. Reed. Until his retirement in 2014, Mr. Reed served as President and Chief Executive Officer of Physicians Mutual Insurance Company and Physicians Life Insurance Company. In his capacity as CEO, Mr. Reed supervised the investment and financial functions of the two insurance companies. Mr. Reed's extensive management experience, particularly his oversight responsibility with respect to regulatory matters, in these areas qualifies him to oversee the Company (including its relationship with its Advisers) and to serve as an Independent Director on the Board and Chair of the Corporate Governance and Nominations Committee.

Gary D. Parker. Until his retirement in 2000, Mr. Parker served for a number of years as Chairman, President, and CEO of Lindsay Corporation, a leading manufacturer of center pivot and lateral move irrigation systems, which is listed on the NYSE. In his capacity as Chairman and CEO of a public company, Mr. Parker supervised business and financial matters of that company as a board member and executive responsible to public investors. Mr. Parker's breadth of managerial and executive leadership in public company corporate governance and public financial reporting are experiences directly applicable to Mr. Parker's service as an Independent Director on the Board and Chair of the Audit Committee.

David F. Larrabee. Until his retirement in 2012, Mr. Larrabee served in executive management positions in the mutual fund industry as President and CEO of American Century Investment Services, Inc. and as Senior Vice President of American Century Investments, Inc. In these capacities, Mr. Larrabee developed significant experience in mutual fund operations, including product development and distribution. Mr. Larrabee's more than 30 years' experience in the financial services industry also includes positions with State Street Bank and Trust Company and UMB Bank, which included experience with daily fund operations such as custody and cash management. Mr. Larrabee's overall managerial experience in the mutual fund industry qualifies him to serve as the Lead Independent Director of the Company's Board.

Donna Walsh. Ms. Walsh has served most recently in executive management positions with private equity firms Panorama Point Partners and Tenaska Capital Management and as a Co-founder and Managing Director of a commercial real estate investment firm, Odin Capital. Ms. Walsh also served as Vice President of First Data Corporation. With more than 30 years' experience in the financial services industry, Ms. Walsh also brings significant experience in analysis and preparation of pro forma financial statements in assessing portfolio companies, and has served on the audit committee of a public company. Ms. Walsh's managerial experience in the financial services industry qualifies her to serve on the Board as an Independent Director.

Stephen C. Wade. Mr. Wade's service as Senior Vice President – Investment Services of First National Bank of Omaha, as well as experience in other managerial roles with First National Bank of Omaha and as Chief Financial Officer of Castle Bank over a more than 20 year career in financial services brings relevant managerial experience in the financial services industry to the Company's Board, and qualifies him to serve as a member of the Company's Board.

Brittany A. Fahrenkrog. Ms. Fahrenkrog is qualified to serve as a member of the Company's Board based on her experience as Tributary Capital Management's Director of Client Services, where she acts as a key liaison between the Funds' Board of Directors and the Adviser and assists in new product development and strategic planning. In addition, Ms. Fahrenkrog began working on the Tributary Funds in 2005 and since that time has served as the principal administrator within Tributary Capital Management, LLC overseeing board-directed initiatives, service providers, expense management and continues this role as Senior Vice President of the Funds. Ms. Fahrenkrog joined Tributary Capital Management's predecessor, First Investment Group in 2002 as a Marketing Specialist.

The Funds' Other Executive Officers continue to serve in their respective capacities. Accordingly, the biographies of Karen Shaw, Rodney L. Ruehle, and Gino Malaspina, the Funds' Other Executive Officers disclosed in the Chart on Page 27 of the SAI, remains the same.

On Pages 28-29 of the SAI, the disclosures under the heading "Board Structure" are replaced with the following:

Board Structure

Upon the retirement of Director McCartney and the appointment of Ms. Walsh as a Director, the Board has six directors, four of whom are not "interested persons" (as defined in the 1940 Act) of the Funds, the Funds' investment adviser or sub-adviser, or the Funds' various service providers. Accordingly, the Company's Board consists of two-thirds Independent Directors upon the retirement of Director John J. McCartney, and the appointment of Donna Walsh as a Director.

Because of the Funds' long-standing affiliation with First National of Nebraska, Inc. ("FNNI") (the parent of Tributary Capital Management, LLC's immediate corporate parent, First National Bank of Omaha) and its related entities, the Funds have always had at least one director who is affiliated with FNNI or its related entities, an arrangement which is quite common in the fund industry. Presently, the Funds' two interested directors meet the definition of "interested" under the 1940 Act because of Mr. Wade's affiliation with First National Bank of Omaha, and as an owner of securities issued by FNNI, and because of Ms. Fahrenkrog's affiliation with First National Bank of Omaha and her employment with Tributary Capital Management, LLC. Mr. Wade currently serves as the Company's Chairman of the Board and President, and was elected to serve in these capacities by the Funds' Board on September 30, 2016 to replace Stephen R. Frantz, who resigned as the Funds' Director, Chairman of the Board and President effective September 22, 2016. A two-thirds majority of Independent Directors will continue to provide an appropriate level of oversight of conflicts of interest among the Funds' investment adviser, subadviser and the Funds when considering the terms of any advisory contracts, as well as nominating directors to serve on the Board in the future, while allowing for a continued liaison with FNNI and Fund management to benefit shareholders through exposure to management's resources for the Funds.

The Board has appointed David F. Larrabee as Lead Independent Director, to replace Mr. McCartney upon Mr. McCartney's retirement as a Director on June 30, 2018. The Board has designated a lead Independent Director to serve as the primary liaison between the Independent Directors and the Adviser. All committee matters which should be decided by Independent Directors are determined by the four Independent Directors functioning as a committee, or as the only Independent Directors, as applicable.

The Board has formed two committees, the Audit Committee and the Corporate Governance and Nominations Committee, which are generally charged with determining the Company's most important corporate governance matters, such as reviewing the Funds' reported financial information and nominating new directors for shareholder election. Both of those committees are comprised solely of the four Independent Directors. Please see the description below regarding the specific responsibilities of those committees.

The Board's role in overseeing the risks of the Funds begins with its duties imposed by it under both the 1940 Act and state corporate law—as the body which is charged with supervision of the Funds overall operations. In addition to reviewing periodic reports provided to the Board from the Funds' various service providers, the Board meets, usually in person, at least quarterly to discuss the Funds' operations, performance, and other matters such as review of compliance concerns, if any. The Board has caused the Funds to engage with certain service providers which assist it in overseeing the Funds' operations. For example, the Funds' co-administrators are primarily responsible for assuring the Funds' accounting is appropriately managed and the Funds' internal operations are appropriately carried out, the Funds' investment advisers are primarily responsible for implementing the Funds' respective investment programs, and the Funds' independent auditors are primarily responsible for conducting the annual audit of the Funds' financial statements. The Board oversees the activities of all of these service providers.

In addition, the Board's committee structure further enables it to oversee the Funds' risks. The primary committee in this regard is the Audit Committee, which is comprised entirely of Independent Directors. The Funds' independent auditors must report their findings and conclusions respecting their annual audit of the Funds' financial statements. Furthermore, the Funds' internal policies require service providers and other persons to report compliance and similar risk matters to the attention of the Audit Committee.

The Board has determined that its leadership structure is appropriate based on the size of the Funds, the Board's current responsibilities, each of the Director's ability to participate in the oversight of the Funds, and committee transparency. As noted above, two-thirds of the Board is comprised of Independent Directors, and these Independent Directors serve on committees designed to facilitate the governance of the Funds and provide risk oversight. Additionally, the Board believes that its existing directors provide exceptional leadership and management experience to the Funds.

The Chart on page 30 of the SAI disclosing the Directors' beneficial ownership of the Funds' Shares is replaced with the following:

The table below sets forth the amount of Shares beneficially owned by each Director in each Fund stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000. The information below is provided as of December 31, 2017.

	Independent Directors				Interested Directors
	Mr. Reed	Mr. Parker	Mr. Larrabee	Ms. Walsh	Mr. Wade	Ms. Fahrenkrog
Tributary Short-Intermediate Bond Fund	None	None	None	None	$10,001-$50,000	$10,001-$50,000
Tributary Income Fund	None	None	None	None	None	$1-$10,000
Tributary Nebraska Tax-Free Fund	Over $100,000	None	None	None	None	$10,001-$50,000
Tributary Balanced Fund	None	None	None	None	None	$10,001-$50,000
Tributary Growth Opportunities Fund	$50,001-$100,000	None	None	None	$50,001-$100,000	$50,001-$100,000
Tributary Small/Mid Cap Fund	None	None	None	None	None	None
Tributary Small Company Fund	$50,001-$100,000	None	None	None	$10,001-$50,000	Over $100,000
Aggregate of all Funds	Over $100,000	None	None	None	Over $100,000	Over $100,000

On Page 31 of the SAI, the Chart disclosing the Directors' compensation from the Funds is replaced with the following:

Compensation

The following table sets forth certain information concerning compensation paid by the Funds to its current Directors in the fiscal year ended March 31, 2018. Director Walsh received no compensation from the Funds during the fiscal year ended March 31, 2018. Mr. McCartney is to retire as a Director effective June 30, 2018.
Name and Position	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Retirement Benefits	Total Compensation From the Company
Interested Directors
Stephen C. Wade Chairman, President and Director	$0	$0	$0	$0
Brittany Fahrenkrog Senior Vice President and Director	$0	$0	$0	$0
Independent Directors
Robert A. Reed Director	$12,000	$0	$0	$12,000
Gary D. Parker Director	$10,500	$0	$0	$10,500
John J. McCartney Director	$12,000	$0	$0	$12,000
David F. Larrabee Director	$12,000	$0	$0	$12,000
The Company's officers receive no compensation directly from the Funds for performing the duties of their offices. The officers may, from time to time, serve as officers of other investment companies. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") and Tributary Capital Management, LLC, serve as the Funds' Co-Administrators and receive fees from each of the Funds for acting as Co-Administrator. Ms. Shaw and Mr. Malaspina are employees of, and as such are compensated by, Atlantic. Foreside Financial Group, LLC, or an affiliate or subsidiary thereof ("Foreside"), provides the Funds with certain compliance services as the successor to Beacon Hill Fund Services, Inc. Mr. Ruehle is an employee of Foreside and, as such, is compensated by Foreside. Ms. Fahrenkrog is an employee of Tributary Capital Management, LLC and as such, is compensated by Tributary.

PLEASE RETAIN FOR FUTURE REFERENCE